Offshore Logistics, Inc.
2000 W. Sam Houston Parkway South
Suite 1700
Houston, TX 77042
713-267-7600 Tel

News Release

        OFFSHORE LOGISTICS ANNOUNCES JANUARY 25TH CONFERENCE CALL TO REVIEW FISCAL 2006 FIRST HALF RESULTS

HOUSTON (Jan. 19, 2006) – Offshore Logistics, Inc. (NYSE: OLG) announced today it will conduct a conference call and Q&A starting at 5:00 p.m. EST (4:00 p.m. CST) on Jan. 25, 2006, to review financial results for the six months ended Sept. 30, 2005. The Company also said a news release summarizing its fiscal first half results will be issued the same day prior to the conference call.

Participating on the call for Offshore Logistics will be William Chiles, president and CEO, Perry Elders, senior financial advisor, and Joe Baj, treasurer and primary investor relations contact.

The conference call can be accessed as follows:

Via Webcast:

o Visit Offshore Logistics’ investor relations Web page at http://www.olog.com/page3.php
o Click on the link for “FY2006 Six-Months Conference Call”
o Webcast replay available approximately one hour after the call’s completion

Via Telephone within U.S.:

oToll free (800) 299-9630, passcode: 60119486
oA telephone replay will be available through Jan. 31, 2006 by dialing toll free (888) 286-8010, passcode: 70783999

Via Telephone outside the U.S.:

oDial (617) 786-2904, passcode: 60119486
o A telephone replay will be available through Feb. 8, 2006 by dialing (617) 801-6888, passcode: 70783999

About Offshore Logistics Offshore Logistics, Inc. is a major provider of helicopter transportation services to the oil and gas industry worldwide. Through its subsidiaries, affiliates and joint ventures, the Company provides transportation services in most oil and gas producing regions including the United States Gulf of Mexico and Alaska, the North Sea, Africa, Mexico, South America, Australia, Russia, Egypt and the Far East. Additionally, the Company is a leading provider of production management services for oil and gas production facilities in the Gulf of Mexico. The Company’s Common Stock is traded on the New York Stock Exchange under the symbol OLG.

Contact: Joe Baj
(713) 267-7605

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